SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 April 20, 1999


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


           1-9466                                   13-3216325
   (Commission File Number)               (IRS Employer Identification No.)

     3 World Financial Center
        New York, New York                           10285
     (Address of principal                         (Zip Code)
       executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000





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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The  following   Exhibits  are   incorporated  by  reference  into  two
Registration Statements on Form S-3 (Registration Nos. 333-50197 and 333-76339) as exhibits thereto and are filed as part of this Report.

4.01 Third Supplemental Indenture, dated as of April 20, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and The Chase Manhattan Bank, as trustee.

4.02 7.875% Subordinated Deferrable Interest Debenture due 2048.

4.03 Amended and Restated Trust Agreement, dated as of April 20, 1999, among the Corporation, The Chase Manhattan Bank, as Property Trustee, The Chase Manhattan Bank Delaware, as Delaware Trustee, and the Regular Trustees named therein.

4.04 Certificates Evidencing Preferred Securities.

4.05 Guarantee Agreement, dated as of April 20, 1999, between the Corporation and The Chase Manhattan Bank, as trustee.

8.01 Opinion and consent of Simpson Thacher & Bartlett regarding certain tax matters.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEHMAN BROTHERS HOLDINGS INC.



                                             By:      /s/ Jennifer Marre
                                                      Jennifer Marre
                                                      Vice President





Date:  April 20, 1999

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


4.01 Third Supplemental Indenture, dated as of April 20, 1999, between Lehman Brothers Holdings Inc. (the "Corporation") and The Chase Manhattan Bank, as trustee.

4.02 7.875% Subordinated Deferrable Interest Debenture due 2048.

4.03 Amended and Restated Trust Agreement, dated as of April 20, 1999, among the Corporation, The Chase Manhattan Bank, as Property Trustee, The Chase Manhattan Bank Delaware, as Delaware Trustee, and the Regular Trustees named therein.

4.04 Certificates Evidencing Preferred Securities.

4.05 Guarantee Agreement, dated as of April 20, 1999, between the Corporation and The Chase Manhattan Bank, as trustee.

8.01 Opinion and consent of Simpson Thacher & Bartlett regarding certain tax matters.